4/96                                                      Page 1


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     CHEVY CHASE MASTER CREDIT CARD TRUST
                                 SERIES 1994-4

     Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing"), between Chase Bank, F.S.B., as Seller and Servicer ("Chevy Chase") and Bankers Trust Company, as trustee
(the "Trustee"), Chevy Chase as Servicer is required to prepare certain information each month regarding current distributions to Certificate-holders and the performance of the Chevy Chase Master Credit Card Trust (the "Trust") during the previous month. The information which required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month of April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


           A)   Information Regarding Distributions to
                the Class A Certificateholders, per
                $1,000 original certificate principal
                amount.

                (1)   The total amount of the
                distribution to Class A
                Certificateholders, per $1,000
                original certificate principal amount $ 4.7333333

                (2)   The amount of the distribution
                 set forth in paragraph 1 above in
                 respect of interest on the Class A
                 Certificates, per $1,000 original
                 certificate principal amount       $   4.7333333

                (3)   The amount of the distribution
                 set forth in paragraph 1 above in
                 respect of principal of the Class A
                 Certificates, per $1,000 original
                 certificate principal amount       $   0.0000000

    4/96                                               Page 2

           B)   Class A Investor Charge Offs and
                Reimbursement of Charge Offs

                (1)   The amount of Class A Investor
                Charge Offs                        $        0.00

                (2)   The amount of Class A Investor
                Charge Offs set forth in paragraph 1
                above, per $1,000 original certificate
                principal amount                    $   0.0000000

                (3)   The total amount reimbursed in
                respect of Class A Investor Charg Offs  $    0.00

                (4)   The amount set forth in paragraph
                3 above, per $1,000 original
                certificate principal amount        $   0.0000000

                (5)   The amount, if any, by which the
                 outstanding principal balance of the
                 Class A Certificates exceeds the Class
                 A Invested Amount after giving effect
                 to all transactions on such
                 Distribution Date                     $     0.00

           C)   Information Regarding Distributions to
                the Class B Certificateholders, per
                $1,000 original certificate principal amount.

                (1)   The total amount of the
                distribution to Class B
                Certificatedholders, per $1,000
                original certificate principal amount $ 4.9166666

                (2)   The amount of the distribution
                set forth in paragraph 1 above in
                respect of interest on the Class B
                Certificates, per $1,000 original
                cerificate principal amount         $   4.9166666

                (3)   The amount of the distribution
                set forth in paragraph 1 above in
                respect of principal on the Class B
                Certificates, per $1,000 original
                cerificate principal amount         $   0.0000000

           D)   Class B Investor Charge Offs and
                Reimbursement of Charge Offs

               (1)   The amount of Class B Investor
               Charge Offs                          $        0.00


   4/96                                                    Page 3

               (2)   The amount of Class B Investor
               Charge Offs set forth in paragraph 1
               above, per $1,000 original certificate
               principal amount                     $   0.0000000

               (3)   The total amount reimbursed in
               respect of Class B Investor Charge   $        0.00

               (4)   The amount set forth in paragraph
               3 above, per $1,000 original
               certificate principal amount         $   0.0000000

               (5)   The amount, if any, by which the
               outstanding principal balance of the
               Class B Certificates exceeds the Class
               B Invested Amount after giving effect
               to all transactions on such
               Distribution Date                    $        0.00


                                       CHEVY CHASE BANK, F.S.B.,
                                            Servicer

                                        By  Joel A. Friedman
                                           _____________________
                                            Joel A. Friedman
                                            Senior Vice President
                                            and Controller

























        4/96                                               Page 1

                 MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                              SERIES 1994-4
                   CHEVY CHASE MASTER CREDIT CARD TRUST

RECEIVABLES

Beginning of the Month Principal Receivables: $ 2,528,325,937.53 Beginning of the Month Finance Charge Receivables: $58,793,189.52
Beginning of the Month Discounted Receivables:     $         0.00
Beginning of the Month Total Receivables:      $ 2,587,119,127.05

Removed Principal Receivables:                     $         0.00
Removed Finance Charge Receivables:                $         0.00
Removed Total Receivables:                         $         0.00

Additional Principal Receivables:                  $         0.00
Additional Finance Charge Receivables:             $         0.00
Additional Total Receivables:                      $         0.00


Discounted Receivables Generated this Period:      $         0.00

End of the Month Principal Receivables:       $  2,480,933,658.90
End of the Month Finance Charge Receivables:  $     63,225,164.86
End of the Month Discounted Receivables:      $              0.00
End of the Month Total Receivables:           $  2,544,158,823.76

Special Funding Account Balance               $              0.00
Aggregate Invested Amount (all Master Trust Series)
                                              $  2,350,000,000.00
End of the Month Seller Amount                $    130,933,658.90
End of the Month Seller Percentage                          5.28%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                       RECEIVABLES

              30-59 Days Delinquent           $     55,658,477.97
              60-89 Days Delinquent           $     38,028,214.78
              90+ Days Delinquent             $     68,017,984.86

              Total 30+ Days Delinquent       $    161,704,677.61
              Delinquent Percentage                         6.36%

Defaulted Accounts During the Month           $     20,488,718.92
Annualized Default Percentage                               9.72%

Principal Collections                              196,058,390.74
Principal Payment Rate                                      7.75%

Total Payment Rate                                          9.11%
          4/96                                           Page 2

           INVESTED AMOUNTS

              Class A Initial Invested Amount    $ 285,022,500.00
              Class B Initial Invested Amount    $  26,477,500.00

           INITIAL INVESTED AMOUNT               $ 311,500,000.00

              Class A Invested Amount            $ 320,250,000.00
              Class B Invested Amount            $  29,750,000.00

           INVESTED AMOUNT                       $ 350,000,000.00

           FLOATING ALLOCATION PERCENTAGE                  13.84%

           PRINCIPAL ALLOCATION PERCENTAGE                  0.00%

           MONTHLY SERVICING FEE                 $     583,333.33

           INVESTOR DEFAULT AMOUNT               $   2,835,638.71

           CLASS A AVAILABLE FUNDS--

           CLASS A FLOATING PERCENTAGE                     91.50%

              Class A Finance Charge Collections  $  5,432,229.95
              Other Amounts                       $          0.00

           TOTAL CLASS A AVAILABLE FUNDS          $  5,432,229.95

              Class A Monthly Interest            $  1,515,850.00
              Class A Servicing Fee               $    533,750.00
              Class A Investor Default Amount     $  2,594,609.43

           TOTAL CLASS A EXCESS SPREAD            $    788,020.52

           REQUIRED AMOUNT                        $          0.00

           CLASS B AVAILABLE FUNDS

           CLASS B FLOATING PERCENTAGE                      8.50%

              Class B Finance Charge Collections  $    504,633.39
              Other Amounts                       $          0.00

           TOTAL CLASS B AVAILABLE FUNDS          $    504,633.39

              Class B Monthly Interest            $    146,270.83
              Class B Servicing Fee               $     49,583.33

           TOTAL CLASS B EXCESS SPREAD            $    308,779.23


           4/96                                           Page 3

           EXCESS SPREAD--

           TOTAL EXCESS SPREAD                $      1,096,799.75

              Excess Spread Applied to Required Amount  $    0.00

              Excess Spread Applied to Class A Investor $    0.00
              Charge Offs

              Excess Spread Applied to Class B Items  $241,029.28

              Excess Spread Applied to Class B Investor $    0.00
              Charge Offs

              Excess Spread Applied to Monthly Cash   $ 11,156.25
              Collateral Fee

              Excess Spread Applied to Cash Collateral  $    0.00
              Account

              Excess Spread Applied to other amounts owed $  0.00
              Cash Collateral Depositor

           TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
           GROUP I                                   $ 844,614.22

           EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

           TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
           SERIES IN GROUP I                   $     5,456,308.95

           SERIES 1994-4 EXCESS FINANCE CHARGE COLLECTIONS --

           EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO  $0.00
           SERIES 1994-4

              Excess Finance Charge Collections Applied to  $0.00
              Required Amount

              Excess Finance Charge Collections Applied to  $0.00
              Class A Investor Charge Offs

              Excess Finance Charge Collections Applied to  $0.00
              Class B Items

              Excess Finance Charge Collections Applied to  $0.00
              Class B Investor Charge Offs

              Excess Finance Charge Collections Applied to  $0.00
              Monthly Cash Collateral Fee

              Excess Finance Charge Collections Applied to  $0.00
              Cash Collateral Account

              Excess Finance Charge Collections Applied to  $0.00
              other amounts owed Cash Collateral Depositor

           YIELD AND BASE RATE --

              Base Rate (Current Month)                     7.70%
              Base Rate (Prior Month)                       7.57%
              Base Rate (Two Months Ago)                    7.51%

           THREE MONTH AVERAGE BASE RATE                    7.59%

              Portfolio Yield (Current Month)              10.63%
              Portfolio Yield (Prior Month)                13.96%
              Portfolio Yield (Two Months Ago)             15.17%

           THREE MONTH AVERAGE PORTFOLIO YIELD             13.25%

           PRINCIPAL COLLECTIONS --

           CLASS A PRINCIPAL PERCENTAGE                    91.50%

              Class A Principal Collections      $  24,828,050.40

           CLASS B PRINCIPAL PERCENTAGE                     8.50%

              Class B Principal Collections      $   2,306,430.94

           TOTAL PRINCIPAL COLLECTIONS           $  27,134,481.34


           SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER
           SERIES                               $           0.00

            CLASS A AMORTIZATION --

              Controlled Amortization Amount         $      0.00
              Deficit Controlled Amortization Amount $      0.00

          CONTROLLED DISTRIBUTION AMOUNT             $      0.00

          CLASS B AMORTIZATION --

              Controlled Amortization Amount         $      0.00
              Deficit Controlled Amortization Amount $      0.00

           CONTROLLED DISTRIBUTION AMOUNT            $      0.00

           EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL
           SHARING                           $     27,134,481.34




           4/96                                           Page 5



           INVESTOR CHARGE OFFS --


           CLASS A INVESTOR CHARGE OFFS                $     0.00

           CLASS B INVESTOR CHARGE OFFS                $     0.00


           PREVIOUS CLASS A CHARGE OFFS REIMBURSED     $     0.00
           PREVIOUS CLASS B CHARGE OFFS REIMBURSED     $     0.00


           CASH COLLATERAL ACCOUNT --


              Required Cash Collateral Amount      $45,500,000.00
              Available Cash Collateral Amount     $45,500,000.00


           INTEREST RATE CAP PAYMENTS --


              Class A Interest Rate Cap Paymets     $        0.00
              Class B Interest Rate Cap Paymets     $        0.00

           TOTAL DRAW AMOUNT                        $        0.00
           CASH COLLATERAL ACCOUNT SURPLUS          $        0.00


                                       CHEVY CHASE BANK, F.S.B.,
                                           as Servicer


                                 By:    Joel A. Friedman
                                        _______________________
                                        Joel A. Friedman
                                        Senior Vice President
                                        and Controller